Exhibit 99.1
Cardlytics Announces Second Quarter 2021 Financial Results
Atlanta, GA – August 3, 2021 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the second quarter ended June 30, 2021. Supplemental information is available on the Investor Relations section of the Cardlytics' website at http://ir.cardlytics.com/.
“While we grew Cardlytics platform billings 111% and adjusted contribution 123% year-over-year, we fell below our guidance. This was driven by us forecasting a faster recovery than was realized due to labor shortage and supply chain challenges in retail, restaurant and travel,” said Lynne Laube, CEO & Co-Founder of Cardlytics. “Our core business remains on a very solid foundation and we continue to make significant progress on all of our strategic initiatives, including the integration of Dosh and Bridg.”
“We believe we will still be dealing with an uneven recovery in Q3 as each industry we operate in is still working through unique macroeconomic challenges,” said Andy Christiansen, CFO of Cardlytics. “We remain very excited about the long-term potential of Cardlytics and continue to make immense progress on our product and technology initiatives.”
Second Quarter 2021 Financial Results
•Revenue was $58.9 million, an increase of 109% year-over-year, compared to $28.2 million in the second quarter of 2020.
•Billings, a non-GAAP metric, was $85.3 million, an increase of 116% year-over-year, compared to $39.5 million in the second quarter of 2020.
•Gross profit was $23.2 million, an increase of 193% year-over-year, compared to $7.9 million in the second quarter of 2020.
•Adjusted contribution, a non-GAAP metric, was $29.6 million, an increase of 139% year-over-year, compared to $12.4 million in the second quarter of 2020.
•Net loss attributable to common stockholders was $(47.3) million, or $(1.43) per diluted share, based on 33.0 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(19.8) million, or $(0.73) per diluted share, based on 27.1 million weighted-average common shares outstanding in the second quarter of 2020.
•Non-GAAP net loss was $(12.8) million, or $(0.39) per diluted share, based on 33.0 million weighted-average common shares outstanding, compared to a non-GAAP net loss of $(10.2) million, or $(0.38) per diluted share, based on 27.1 million weighted-average common shares outstanding in the second quarter of 2020.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(5.7) million compared to a loss of $(7.7) million in the second quarter of 2020.
Key Metrics
•Cardlytics MAUs were 167.6 million, an increase of 7%, compared to 157.2 million in the second quarter of 2020.
•Cardlytics ARPU was $0.34, an increase of 89%, compared to $0.18 in the second quarter of 2020.
•Bridg ARR was $12.5 million in the second quarter of 2021.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Third Quarter 2021 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

Q3 2021 Guidance
Billings(1)	$85.0 - $95.0
Revenue	$57.0 - $66.0
Adjusted contribution(2)	$27.0 - $32.0
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its second quarter 2021 financial results during a teleconference today, August 3, 2021, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 3993796. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on August 10, 2021 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 3993796. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, we have offices in London, New York, San Francisco, Austin and Visakhapatnam. In March 2021, we acquired Dosh, a transaction-based advertising platform, and in May 2021 we acquired Bridg, a customer data platform. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the third quarter of 2021, future growth, the integration of Dosh and Bridg, and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh and Bridg with our company; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; the timing of the phased launch of the Cardlytics platform by U.S. Bank; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on August 3, 2021 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency (loss) gain; deferred implementation costs; restructuring costs, acquisition and integration costs and change in fair value of contingent consideration. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss income as our net loss before stock-based compensation expense; foreign currency (loss) gain; acquisition and integration costs; amortization of acquired intangibles;change in fair value of contingent consideration; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net loss in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$250,603	$293,239
Restricted cash	111	110
Accounts receivable, net	73,468	81,249
Other receivables	6,142	5,306
Prepaid expenses and other assets	8,132	5,687
Total current assets	338,456	385,591
Long-term assets:
Property and equipment, net	13,095	13,865
Right-of-use assets under operating leases, net	11,694	10,764
Intangible assets, net	137,185	447
Goodwill	718,490	—
Capitalized software development costs, net	9,157	6,299
Deferred implementation costs, net	2,173	3,785
Other long-term assets, net	2,617	1,786
Total assets	$1,232,867	$422,537
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$5,217	$1,363
Accrued liabilities:
Accrued compensation	9,090	7,582
Accrued expenses	8,207	5,502
Partner Share liability	28,688	37,457
Consumer Incentive liability	36,561	24,290
Deferred revenue	2,777	349
Current operating lease liabilities	6,000	4,718
Current finance lease liabilities	23	13
Current contingent consideration	164,952	—
Other current liabilities	1,457	—
Total current liabilities	262,972	81,274
Long-term liabilities:
Convertible senior notes, net	179,113	174,011
Long-term finance lease liabilities	44	—
Long-term operating lease liabilities	8,218	9,381
Long-term contingent consideration	67,449	—
Other long-term liabilities	679	679
Total liabilities	518,475	265,345
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 27,861 and 33,023 shares issued and outstanding as of December 31, 2020 and June 30, 2021, respectively.	8	8
Additional paid-in capital	1,181,290	551,429
Accumulated other comprehensive income	(652)	(192)
Accumulated deficit	(466,254)	(394,053)
Total stockholders’ equity	714,392	157,192
Total liabilities and stockholders’ equity	$1,232,867	$422,537

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$58,853	$28,222	$112,083	$73,731
Costs and expenses:
Partner Share and other third-party costs	29,953	16,811	59,724	42,949
Delivery costs	5,748	3,499	9,686	6,905
Sales and marketing expense	17,063	10,405	30,265	21,373
Research and development expense	8,934	3,966	15,152	7,817
General and administration expense	16,888	11,734	29,063	22,478
Acquisition and integration costs	14,182	—	21,212	—
Depreciation and amortization expense	8,833	1,545	11,898	3,876
Total costs and expenses	101,601	47,960	177,000	105,398
Operating loss	(42,748)	(19,738)	(64,917)	(31,667)
Other income (expense):
Interest (expense) income, net	(3,078)	(10)	(6,123)	274
Change in fair value of contingent consideration	(1,480)	—	(1,480)	—
Foreign currency (loss) gain	—	(10)	319	(1,896)
Total other expense	(4,558)	(20)	(7,284)	(1,622)
Loss before income taxes	(47,306)	(19,758)	(72,201)	(33,289)
Income tax benefit	—	—	—	—
Net loss	(47,306)	(19,758)	(72,201)	(33,289)
Net loss attributable to common stockholders	$(47,306)	$(19,758)	$(72,201)	$(33,289)
Net loss per share attributable to common stockholders, basic and diluted	$(1.43)	$(0.73)	$(2.32)	$(1.24)
Weighted-average common shares outstanding, basic and diluted	32,977	27,072	31,145	26,898

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Delivery costs	$521	$357	$830	$532
Sales and marketing expense	3,655	2,567	6,087	3,836
Research and development expense	2,448	1,401	3,962	2,004
General and administrative expense	6,713	4,783	9,706	6,861
Total stock-based compensation expense	$13,337	$9,108	$20,585	$13,233

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Six Months Ended June 30,
	2021	2020
Operating activities
Net loss	$(72,201)	$(33,289)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	1,156	1,326
Depreciation and amortization	11,898	3,876
Amortization of financing costs charged to interest expense	448	48
Accretion of debt discount and non-cash interest expense	4,680	—
Amortization of right-of-use assets	2,354	1,731
Stock-based compensation expense	20,585	13,233
Change in fair value of contingent consideration	1,480	—
Other non-cash expense, net	(279)	2,073
Amortization of deferred implementation costs	1,612	1,999
Change in operating assets and liabilities:
Accounts receivable	10,209	42,460
Prepaid expenses and other assets	(1,896)	(603)
Accounts payable	2,021	(163)
Other accrued expenses	2,021	(6,922)
Partner Share liability	(8,768)	(22,665)
Consumer Incentive liability	(2,830)	(10,748)
Net cash used in operating activities	(27,510)	(7,644)
Investing activities
Acquisition of property and equipment	(1,790)	(1,225)
Acquisition of patents	(58)	(30)
Capitalized software development costs	(4,431)	(2,132)
Business acquisition, net of cash acquired	(494,131)	—
Net cash used in investing activities	(500,410)	(3,387)
Financing activities
Principal payments of debt	(11)	(11)
Proceeds from issuance of common stock	485,690	5,435
Deferred equity issuance costs	(190)	—
Debt issuance costs	(86)	(13)
Net cash received from financing activities	485,403	5,411
Effect of exchange rates on cash, cash equivalents and restricted cash	(118)	(492)
Net increase in cash, cash equivalents and restricted cash	(42,635)	(6,112)
Cash, cash equivalents, and restricted cash — Beginning of period	293,349	104,587
Cash, cash equivalents, and restricted cash — End of period	$250,714	$98,475

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Billings(1)	$85,337	$39,521	$45,816	116%	$161,654	$107,297	$54,357	51%
Consumer Incentives	26,484	11,299	15,185	134	49,571	33,566	16,005	48
Revenue	58,853	28,222	30,631	109	112,083	73,731	38,352	52
Adjusted Partner Share and other third-party costs(1)	29,223	15,820	13,403	85	58,112	40,950	17,162	42
Adjusted contribution(1)	29,630	12,402	17,228	139	53,971	32,781	21,190	65
Delivery costs	5,748	3,499	2,249	64	9,686	6,905	2,781	40
Deferred implementation costs	730	991	(261)	(26)	1,612	1,999	(387)	(19)
Gross profit	$23,152	$7,912	$15,240	193%	$42,673	$23,877	$18,796	79%
Net loss	$(47,306)	$(19,758)	$(27,548)	139%	$(72,201)	$(33,289)	$(38,912)	117%
Adjusted EBITDA(1)	$(5,666)	$(7,693)	$2,027	(26)%	$(9,610)	$(11,676)	$2,066	(18)%
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2021			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$56,763	$2,090	$58,853	$109,993	$2,090	$112,083
Plus:
Consumer Incentives	26,484	—	26,484	49,571	—	49,571
Billings	$83,247	$2,090	$85,337	$159,564	$2,090	$161,654

	Three Months Ended June 30, 2020			Six Months Ended June 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$28,222	$—	$28,222	$73,731	$—	$73,731
Plus:
Consumer Incentives	11,299	—	11,299	33,566	—	33,566
Billings	$39,521	$—	$39,521	$107,297	$—	$107,297

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2021			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$56,763	$2,090	$58,853	$109,993	$2,090	$112,083
Minus:
Partner Share and other third-party costs	29,890	63	29,953	59,661	63	59,724
Delivery costs(1)	4,837	911	5,748	8,775	911	9,686
Gross profit	22,036	1,116	23,152	41,557	1,116	42,673
Plus:
Delivery costs(1)	4,837	911	5,748	8,775	911	9,686
Deferred implementation costs(2)	730	—	730	1,612	—	1,612
Adjusted contribution	$27,603	$2,027	$29,630	$51,944	$2,027	$53,971
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.5 million and $0.8 million for the three and six months ended June 30, 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended June 30, 2021			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$29,890	$63	$29,953	$59,661	$63	$59,724
Minus:
Deferred implementation costs	730	—	730	1,612	—	1,612
Adjusted Partner Share and other third-party costs	$29,160	$63	$29,223	$58,049	$63	$58,112

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2020			Six Months Ended June 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$28,222	$—	$28,222	$73,731	$—	$73,731
Minus:
Partner Share and other third-party costs	16,811	—	16,811	42,949	—	42,949
Delivery costs(1)	3,499	—	3,499	6,905	—	6,905
Gross profit	7,912	—	7,912	23,877	—	23,877
Plus:
Delivery costs(1)	3,499	—	3,499	6,905	—	6,905
Deferred implementation costs(2)	991	—	991	1,999	—	1,999
Adjusted contribution	$12,402	$—	$12,402	$32,781	$—	$32,781
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.4 million and $0.5 million for the three and six months ended June 30, 2020, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended June 30, 2020			Six Months Ended June 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$16,811	$—	$16,811	$42,949	$—	$42,949
Minus:
Deferred implementation costs	991	—	991	1,999	—	1,999
Adjusted Partner Share and other third-party costs	$15,820	$—	$15,820	$40,950	$—	$40,950

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended June 30, 2021			Six Months Ended June 30, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Net loss	$(45,328)	$(1,978)	$(47,306)	$(70,223)	$(1,978)	$(72,201)
Plus:
Interest expense, net	3,078	—	3,078	6,123	—	6,123
Depreciation and amortization expense	7,092	1,741	8,833	10,157	1,741	11,898
Stock-based compensation expense	13,179	158	13,337	20,427	158	20,585
Foreign currency gain	—	—	—	(319)	—	(319)
Deferred implementation costs	730	—	730	1,612	—	1,612
Acquisition and integration costs	14,114	68	14,182	21,144	68	21,212
Change in fair value of contingent consideration	1,480	—	1,480	1,480	—	1,480
Adjusted EBITDA	$(5,655)	$(11)	$(5,666)	$(9,599)	$(11)	$(9,610)

	Three Months Ended June 30, 2020			Six Months Ended June 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Net loss	$(19,758)	$—	$(19,758)	$(33,289)	$—	$(33,289)
Plus:
Interest expense (income), net	10	—	10	(274)	—	(274)
Depreciation and amortization expense	1,545	—	1,545	3,876	—	3,876
Stock-based compensation expense	9,108	—	9,108	13,233	—	13,233
Foreign currency loss	8	—	8	1,894	—	1,894
Deferred implementation costs	991	—	991	1,999	—	1,999
Restructuring costs	403	—	403	885	—	885
Adjusted EBITDA	$(7,693)	$—	$(7,693)	$(11,676)	$—	$(11,676)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss	$(47,306)	$(19,758)	$(72,201)	$(33,289)
Plus:
Stock-based compensation expense	13,337	9,108	20,585	13,233
Foreign currency loss (gain)	—	8	(319)	1,894
Acquisition and integration costs	14,182	—	21,212	—
Amortization of acquired intangibles	5,522	—	6,511	—
Change in fair value of contingent consideration	1,480	—	1,480	—
Restructuring costs	—	403	—	885
Non-GAAP net loss	$(12,785)	$(10,239)	$(22,732)	$(17,277)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	32,977	27,072	31,145	26,898
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.39)	$(0.38)	$(0.73)	$(0.64)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q3 2021 Guidance
Revenue	$57.0 - $66.0
Plus:
Consumer Incentives	$28.0 - $29.0
Billings	$85.0 - $95.0

Contacts:

Public Relations:
Angie Amberg
Cardlytics, Inc.
aamberg@cardlytics.com

Investor Relations:
Robert Robinson
Corporate Development & IR
(256) 653-2097
ir@cardlytics.com

William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com